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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                       CROWN CASTLE INTERNATIONAL CORP.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Crown Castle International Corp. (the "Company") made
pursuant to the Prospectus, dated        (the "Prospectus"), and the enclosed
Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to United States Trust Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

   DELIVERY TO: UNITED STATES TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

     By Mail:         By Overnight          By Hand:          By Facsimile:
                        Courier:




                                                           FAX NO. (212) 420-
   UNITED STATES                          UNITED STATES           6152
  TRUSTCOMPANY OF     UNITED STATES     TRUST COMPANY OF      (FOR ELIGIBLE
   NEW YORK         TRUST COMPANY OF      NEW YORK         INSTITUTIONS ONLY)
   P.O. BOX 844       NEW YORK            111 BROADWAY,
  COOPER STATION   770 BROADWAY, 13TH      LOWER LEVEL         CONFIRM BY
   NEW YORK, NY           FLOOR        NEW YORK, NY 10006      TELEPHONE:
    10276-0844     NEW YORK, NY 10003    ATTN: CORPORATE      TELEPHONE NO.
  (REGISTERED OR     ATTN: CORPORATE     TRUST SERVICES      (800) 548-6565
  CERTIFIED MAIL    TRUST OPERATIONS
   RECOMMENDED)        DEPARTMENT

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount at Maturity of Old      If Old Notes will be delivered by
Notes Tendered:                          book-entry transfer to The
                                         Depository Trust Company, provide
                                         account number.

$_________________________

Certificate Nos. (if available):
-------------------------------

Total Principal Amount at Maturity
Represented by Old Notes
Certificate(s):

$_________________________               Account Number _________________
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  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.



NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.
                               PLEASE SIGN HERE
 X ___________________________   -----------------------------
 X ___________________________   -----------------------------
  Signature(s) of Owner(s)         Date
  or Authorized Signatory

 Area Code and Telephone Number: _____________________________

 Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the Old Notes certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)
 Name(s):  --------------------------------------------------------------------
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 Capacity: --------------------------------------------------------------------
 Address(es):
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                                   GUARANTEE

 The undersigned, a member of a registered national
 securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five business days after the Expiration Date.
 -----------------------------   -----------------------------
          Name of Firm               Authorized Signature
 -----------------------------   -----------------------------
             Address                         Title
 -----------------------------   Name: _______________________
            Zip Code                   (Please Type or Print)
 Area Code and Tel. No.: _____   Dated: ______________________